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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              December 27, 1996


     STRUCTURED ASSET SECURITIES CORPORATION (as depositor under the Trust Agreement, dated as of December 1, 1996, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-5)


                    Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


     Delaware                     33-99598                74-2440850
------------------             --------------          ----------------

(State or Other Jurisdiction   (Commission             (I.R.S. Employer
     of Incorporation)         File Number)            Identification No.)


     200 Vesey Street                               10285
    New York, New York                           -----------
-------------------------                         (Zip Code)
   (Address of Principal
     Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594




                                 No Change
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     (Former Name or Former Address, if Changed Since Last Report)
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     Item 5.  Other Events
              ------------

     A. The Registrant registered issuances of Structured Asset Securities Corporation Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99598) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $174,732,785 in aggregate principal amount of Class A1, Class A2, Class R1 and Class R2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-5 on December 27, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 21, 1996, as supplemented by the Prospectus Supplement dated December 23, 1996, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 1996,
                                -----------
among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, N.A. as Master Servicer and First Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class B1, Class B2, Class B3, Class B4, Class R1 and Class R2. The Certificates evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of adjustable rate, fully amortizing, conventional and FHA/VA, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $174,732,785 as of December 1, 1996, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

          Item 7.  Financial Statements; Pro Forma Financial Information and
                   ---------------------------------------------------------
Exhibits
--------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               1.1  Terms  Agreement,   dated  December  23,   1996,  between
                    Structured  Asset   Securities  Corporation   and  Lehman
                    Brothers Inc.

               4.1 Trust Agreement, dated as of December 1, 1996, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, as Master Servicer, and First Bank National Association, as Trustee.

               4.2 Financial Guaranty Insurance Policy, dated December 27, 1996, issued by Financial Security Assurance with respect to the Class A1, Class A2, Class R1 and Class R2 Certificates.

               99.2 Mortgage Loan Schedule.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By:/s/ Prue Larocca
                                 ------------------------------
                                 Name:  Prue Larocca
                                 Title: Senior Vice President



Dated: January 9, 1997


                                EXHIBIT INDEX
                                -------------


Exhibit No.                   Description                          Page No.
-----------                   -----------                          --------

1.1                          Terms Agreement

4.1                          Trust Agreement

4.2                          Financial Guaranty, Insurance Policy

99.2                         Mortgage Loan Schedule